Filed pursuant to Rule 497(a)(1)
File No. 333-143819
Rule 482 advertisement

Prospect Capital Corporation Increases Net Investment Income Guidance by 16%

NEW YORK – (Market Wire) – August 8, 2007 – Prospect Capital Corporation (NASDAQ: PSEC, "Prospect") announced today that Prospect has increased its net investment income guidance for the fourth fiscal quarter ended June 30, 2007.

Previously, Prospect had indicated net investment income guidance for the June quarter of $0.33 to $0.40 per share, with a midpoint of $0.365 per share. Because of recent deal closings, that guidance is being increased to a range of $0.40 to $0.45 per share, with a midpoint of $0.425 per share, representing a 16% increase in guidance for the prior quarter.

The midpoint of the new guidance range represents an 11.2% annualized book yield based on the March 31, 2007, net asset value of $15.18 per share, and a 11.7% annualized yield based on Prospect's August 7, 2007, closing share price of $14.58 per share.

Prospect expects to complete its 2007 fiscal year audit and to release final financial numbers in September in accordance with its normal regulatory deadlines.

Prospect has invested approximately $140 million in eight new portfolio companies in calendar year 2007 – approximately $120 million in the past 65 days – bringing the total invested portfolio to approximately $355 million across 25 companies. Currently, Prospect has drawn approximately $60 million under its credit facility.

In addition, Prospect's investment pipeline currently includes approximately $185 million across 13 transactions under engagement letter or in advanced stages.

"We are pleased with our prior quarter preliminary financials," said John F. Barry, Chairman and Chief Executive Officer of Prospect. "We have a growing and increasingly diversified portfolio of 25 companies, and we have equity kickers in addition to secured debt instruments in almost all of these companies. We view recent stresses in the overall credit markets as positive for us, as we are both expecting and seeing leverage multiples decline, covenants tighten, and spreads widen, all benefiting lenders like Prospect. Prospect's business historically has been driven more by direct corporate lending and buyouts as opposed to third-party private equity sponsor financings which previously we had deemed to be exuberantly priced. Recent dynamics are causing the reward-to-risk ratio for such third-party sponsor financings to be considerably more attractive for lenders like Prospect, in our opinion, and we expect to increase our business in that channel while still pursuing our direct corporate lending and buyout model, with energy and industrial transactions still a significant area of our focus. As we have stated before, we have no exposure to the commercial or residential real estate market in our portfolio. Overall, we are pleased with the portfolio and look forward to continuing our path of dividend growth for Prospect's shareholders."

ABOUT PROSPECT CAPITAL CORPORATION

Prospect Capital Corporation (www.prospectstreet.com) is a closed-end investment company that lends to and invests in private and microcap public businesses. Prospect's investment objective is to generate both current income and capital appreciation through debt and equity investments.

Prospect has elected to be treated as a business development company under the Investment Company Act of 1940 ("1940 Act"). We are required to comply with a series of regulatory requirements under the 1940 Act as well as applicable NASDAQ, federal and state laws and regulations. We have elected to be treated as a regulated investment company under the Internal Revenue Code of 1986. Failure to comply with any of the laws and regulations that apply to Prospect could have a material adverse effect on Prospect and its shareholders.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such statements, other than statements of historical fact, are likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under Prospect's control, and that Prospect may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from these estimates and projections of the future. Such statements speak only as of the time when made, and Prospect undertakes no obligation to update any such statement now or in the future. Before investing, an investor should read Prospect's prospectus carefully, which is part of a registration statement that has been filed with the Securities and Exchange Commission ("SEC") but which is not yet effective. The prospectus contains important information about Prospect and its investment objectives, risks, charges and expenses. A copy of the prospectus may be obtained by calling Prospect at the phone number below. The information in this press release and the prospectus are not complete and may be changed. Prospect may not sell its shares until the registration statement filed with the SEC is effective, and Prospect may or may not sell any new shares once such statement is effective. This press release and prospectus do not constitute an offer to sell or a solicitation to buy, nor shall there be any sale of such securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction.

Please send investment proposals to:

Grier Eliasek, President and Chief Operating Officer
grier@prospectstreet.com
(212) 448-0702